Exhibit 99.1

PeerStream Reports First Quarter 2020 Results

Company Achieved Break Even Net Cash Flow and Announces Planned Corporate Name Change to “Paltalk, Inc.” to Reflect Focus on its Video-chat Applications: Paltalk & Camfrog; Application for Stock Ticker Change in Process

NEW YORK, NY, May 07, 2020 (GLOBE NEWSWIRE) -- via NEWMEDIAWIRE -- PeerStream, Inc. (“PeerStream,” the “Company,” “we,” “our” or “us”) (OTCQB: PEER), a leading communications software innovator that powers multimedia social applications and developer of secure communications software, today announced financial and operational results for the first quarter ended March 31, 2020.

FINANCIAL AND BUSINESS HIGHLIGHTS

During the three months ended March 31, 2020, the Company executed the following key components of its objectives:

●	achieved break even net cash flow, an improvement of $1.3 million when compared to the three months ended March 31, 2019, and break-even cash flow from operations, an improvement of $2.8 million when compared to the three months ended March 31, 2019;

●	decreased operating expenses through a streamlined plan of operations by $1.9 million, or 38.0%, compared to the three months ended March 31, 2019;

●	increased active subscribers by 2.5% as compared December 31, 2019, notwithstanding a slight decline in active subscribers of 1.6% compared to March 31, 2019; and

●	completed the commercial launch of YouNow’s Props tokens on our Camfrog application, pursuant to which the Company expects to receive 10.5 million Props in May 2020, enabling distribution to Camfrog’s end users for anticipated loyalty and retention benefits.

“We believe that our core video applications, Paltalk and Camfrog, afford our users a safe and entertaining way of communicating, which in these new and challenging times have resulted in increased engagement among our existing subscribers and increased visits by new users,” commented Jason Katz, Chairman and CEO of PeerStream. “This increased user activity in the second half of the first quarter of 2020, coupled with the streamlined plan of operations we put into place in the fourth quarter of 2019, has helped to bring the Company to a cash flow break-even position for the first quarter of 2020. While our year-over-year subscription revenue is down by 11.8%, we are encouraged by an increase of 5.5% in sequential quarter revenue growth. To date, we have been able to support the increased demand we have experienced in our core video applications and are focused on monetizing this increased demand while maintaining a strong balance sheet.

“We’re also excited to be announcing a planned corporate name change to Paltalk, Inc., effective May 15, 2020. This change takes us back to our roots and reflects our primary focus on our current operations, Paltalk and Camfrog, which together are host to one of the world’s largest collections of video-based communities. Subject to the receipt of requisite approvals from applicable regulatory authorities, our common stock will begin trading under the new ticker symbol (OTCQB: PALT) (CUSIP 69764K106), effective at the opening of trading hours on May 15, 2020.”

FINANCIAL OVERVIEW (in thousands, except for percentages and active subscriber counts)

Current quarter compared to last quarter:

	Three Months Ended
	March 31, 2020	December 31,
	(unaudited)	2019	Change
GAAP Results
Subscription revenue	$2,650	$2,504	5.8%
Advertising revenue	$56	$117	(52.1)%
Technology service revenue	$15	$(44)	134.1%
Total revenues	$2,721	$2,579	5.5%

Loss from continuing operations	$(364)	$(7,846)	95.4%
Net loss	$(438)	$(7,896)	94.5%
Net cash provided by (used in) operating activities	$17	$(179)	109.5%

Financial Metrics
Active subscribers (at period end)	106,400	103,800	2.5%
Subscription bookings	$2,585	$2,900	(10.9)%
Adjusted EBITDA (a non-GAAP measure)	$(121)	$(783)	84.5%

Current quarter compared to same quarter last year:

	Three Months Ended March 31,
	2020	2019	Change
GAAP Results (unaudited)
Subscription revenue	$2,650	$3,004	(11.8)%
Advertising revenue	$56	$121	(53.7)%
Technology service revenue	$15	$1,748	(99.1)%
Total revenues	$2,721	$4,873	(44.2)%

Loss from continuing operations	$(364)	$(105)	(246.7)%
Net income (loss)	$(438)	$647	(167.7)%
Net cash provided by (used in) operating activities	$17	$(2,787)	100.6%

Financial Metrics (unaudited)
Active subscribers (at period end)	106,400	108,100	(1.6)%
Subscription bookings	$2,585	$3,025	(14.5)%
Adjusted EBITDA (a non-GAAP measure)	$(121)	$500	(124.2)%

ABOUT PEERSTREAM, INC. (OTCQB: PEER)

PeerStream is a communications software innovator that powers multimedia social applications. We have also developed a suite of secure communications software for use worldwide. Our product portfolio includes Paltalk and Camfrog, which together host one of the world’s largest collections of video-based communities. Our other products include Tinychat and Vumber. The Company has an over 20-year history of technology innovation and holds 18 patents. For more information, please visit: http://www.peerstream.com.

To be added to our news distribution list, please visit: http://www.peerstream.com/investor-alerts/.

FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements.” Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential,” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, the impact of the recent coronavirus outbreak on our results of operations and our business; our ability to effectively market and generate revenue from our applications, risks and uncertainties related to our increasing focus on the use of new and novel technologies, such as blockchain and Props tokens, to enhance our applications, and our ability to timely complete development of applications using new technologies; our ability to effectively integrate Props tokens into our existing applications; our ability to effectively secure new software development and licensing customers; legal and regulatory requirements related to the use of blockchain, including us holding and distributing cryptocurrencies and accepting cryptocurrencies as a method of payment for our services; the use of the internet and privacy and protection of user data; risks related to our holdings of digital tokens, including risks related to the volatility of the trading price of digital tokens and our ability to convert digital tokens into fiat currency; and our ability to manage our partnerships and strategic alliances. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s website at www.sec.gov.

All forward-looking statements speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement was made, except to the extent required by applicable securities laws.

CONTACTS:

IR@peerstream.com

Stephanie Prince

PCG Advisory

sprince@pcgadvisory.com

646-762-4518

PEERSTREAM, INC

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(unaudited)

	Three Months Ended
	March 31, 2020	March 31, 2019	December 31, 2019
Reconciliation of net income (loss) to Adjusted EBITDA:
Net income (loss)	$(438,384)	$646,615	$(7,896,139)
Interest income, net	(12,187)	(29,957)	(82,740)
Other expense	84,469	-	121,904
Goodwill impairment	-	-	6,760,222
Net loss from discontinued operations	-	104,880	-
Gain on sale of dating applications	-	(826,770)	-
Income tax expense from discontinued operations	-	158,990	(13)
Income tax expense (benefit) from continuing operations	2,500	(158,990)	11,087
Depreciation and amortization expense	152,944	152,697	151,145
Stock-based compensation expense	89,206	452,525	151,156
Adjusted EBITDA	$(121,452)	$499,990	$(783,378)

Non-GAAP Financial Measures and Key Metrics

The Company has provided in this release certain non-GAAP financial measures, including Adjusted EBITDA, and other key metrics, including active subscribers and subscription bookings, to supplement the consolidated financial statements, which are prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). The Company defines Adjusted EBITDA as net income (loss) adjusted to exclude net loss from discontinued operations, interest income, net, other expense, goodwill impairment, gain on the sale of dating applications, income tax expense (benefit) from continuing operations, income tax expense from discontinued operations, depreciation and amortization expense and stock-based compensation expense. Active subscribers means users of the Company’s consumer applications that have prepaid a fee, redeemed credits or received an upgrade from another user as a gift for current unlocked application features such as enhanced voice and video access, elevated status in the community or unrestricted communication on our applications and whose subscription period has not yet expired. The Company calculates subscription bookings as subscription revenue recognized during the period plus the change in deferred subscription revenue recognized during the period.

Management uses these financial metrics internally in analyzing the Company’s financial results to assess operational performance and to determine the Company’s future capital requirements. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP. The Company believes that both management and investors benefit from referring to these financial metrics in assessing our performance and when planning, forecasting and analyzing future periods. The Company believes these financial metrics are useful to investors and others to understand and evaluate the Company’s operating results and it allows for a more meaningful comparison between the Company’s performance and that of competitors. Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider this performance measure in isolation from or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

●	Adjusted EBITDA does not reflect cash capital expenditures for assets underlying depreciation and amortization expense that may need to be replaced or for new capital expenditures;

●	Adjusted EBITDA does not reflect our working capital requirements;

●	Adjusted EBITDA does not reflect the goodwill impairment or the impairment loss on digital tokens;

●	Adjusted EBITDA does not consider the potentially dilutive impact of stock-based compensation;

●	Adjusted EBITDA does not reflect the gain on the sale of our dating applications or our loss or income tax expense from discontinued operations; and

●	Other companies, including companies in our industry, may calculate Adjusted EBITDA differently, which reduces its usefulness as a comparative measure.

Because of these limitations, you should consider these financial metrics along with other financial performance measures, including total revenues, subscription revenue, deferred revenue, net income (loss), cash and cash equivalents, restricted cash, net cash used in operating activities and our financial results presented in accordance with GAAP.

PEERSTREAM, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2020	December 31, 2019
	(unaudited)

Assets
Current assets:
Cash and cash equivalents	$3,436,710	$3,427,058
Accounts receivable, net of allowances and reserves of $23,832 as of March 31, 2020 and December 31, 2019	122,801	130,686
Prepaid expense and other current assets	159,570	167,441
Total current assets	3,719,081	3,725,185
Operating lease right-of-use assets	646,513	685,042
Property and equipment, net	531,199	620,059
Goodwill	6,326,250	6,326,250
Intangible assets, net	563,807	627,891
Digital tokens	119,802	148,229
Other assets	30,834	86,876
Total assets	$11,937,486	$12,219,532

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,308,776	$1,007,851
Accrued expenses and other current liabilities	311,699	434,739
Current portion of operating lease liabilities	195,144	178,479
Deferred subscription revenue	1,764,634	1,829,493
Total current liabilities	3,580,253	3,450,562
Operating lease liabilities, non-current portion	527,756	583,075
Total liabilities	4,108,009	4,033,637
Commitments and Contingencies
Stockholders’ equity:
Common stock, $0.001 par value, 25,000,000 shares authorized; and 6,878,904 shares issued and 6,870,404 and 6,877,004 shares outstanding as of March 31, 2020 and December 31, 2019, respectively	6,879	6,879
Treasury stock, 8,500 and 1,900 shares, at par as of March 31, 2020 and December 31, 2019, respectively	(9,255)	(2,015)
Additional paid-in capital	21,370,588	21,281,382
Accumulated deficit	(13,538,735)	(13,100,351)
Total stockholders’ equity	7,829,477	8,185,895
Total liabilities and stockholders’ equity	$11,937,486	$12,219,532

PEERSTREAM, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended March 31,
	2020	2019
Revenues:
Subscription revenue	$2,650,123	$3,004,355
Advertising revenue	55,667	120,490
Technology service revenue	14,952	1,748,330
Total revenues	2,720,742	4,873,175
Costs and expenses:
Cost of revenue	622,724	952,219
Sales and marketing expense	191,670	377,151
Product development expense	1,250,696	1,771,565
General and administrative expense	1,019,254	1,877,472
Total costs and expenses	3,084,344	4,978,407
Loss from continuing operations	(363,602)	(105,232)
Other expense	(84,469)	-
Interest income, net	12,187	29,957
Loss from continuing operations before provision for income taxes	(435,884)	(75,275)
Benefit (expense) for income taxes	(2,500)	158,990
Net income (loss) from continuing operations	(438,384)	83,715
Discontinued Operations:
Gain on sale from discontinued operations	-	826,770
Loss from discontinued operations	-	(104,880)
Income tax expense on discontinued operations	-	(158,990)
Net income from discontinued operations	-	562,900
Net income (loss)	$(438,384)	$646,615

Basic net income (loss) per share of common stock:
Continuing operations	$(0.06)	$0.01
Discontinued operations	-	0.08
Basic net income (loss) per share of common stock	$(0.06)	$0.09
Diluted net income (loss) per share of common stock:
Continuing operations	$(0.06)	$0.01
Discontinued operations	-	0.08
Diluted net income (loss) per share of common stock	$(0.06)	$0.09
Weighted average number of shares of common stock used in calculating net income (loss) per share of common stock:
Basic	6,873,571	6,794,660
Diluted	6,873,571	6,794,660

PEERSTREAM, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Three Months Ended March 31,
	2020	2019
Cash flows from operating activities:
Net income (loss)	$(438,384)	$646,615
Less: Income from discontinued operations	-	562,900
Income (loss) from continuing operations	(438,384)	83,715
Adjustments to reconcile net loss from continuing operations to net cash (used in) provided by operating activities of continuing operations:
Depreciation of property and equipment	88,860	88,614
Amortization of intangible assets	64,084	64,082
Amortization of operating lease right-of-use assets	38,529	-
Realized loss from the sale of digital tokens	28,427	-
Stock-based compensation	89,206	452,525
Common stock issued for consulting services	-	34,500
Changes in operating assets and liabilities:
Accounts receivable	7,885	206,303
Operating lease liability	(38,654)	-
Prepaid expenses and other current assets	7,871	(63,658)
Other assets	56,042	(481)
Accounts payable, accrued expenses and other current liabilities	177,885	(1,726,234)
Deferred subscription revenue	(64,859)	20,894
Deferred technology service revenue	-	(1,748,330)
Net cash (used in) provided by continuing operating activities	16,892	(2,588,070)
Net cash used in discontinued operating activities	-	(198,957)
Net cash (used in) provided by operating activities	16,892	(2,787,027)
Cash flows from investing activities:
Payment for property and equipment, including website development, net	-	(99,075)
Net cash used in continuing investing activities	-	(99,075)
Net cash provided by discontinued investing activities	-	1,600,000
Net cash provided by investing activities	-	1,500,925
Cash flows from financing activities:
Purchase of treasury stock	(7,240)	-
Net cash used in continuing financing activities	(7,240)	-
Net cash used in discontinued financing activities	-	-
Net cash used in financing activities	(7,240)	-
Net increase (decrease) in cash and cash equivalents	9,652	(1,286,102)
Balance of cash and cash equivalents at beginning of period	3,427,058	6,555,376
Balance of cash and cash equivalents at end of period	$3,436,710	$5,269,274